EXHIBIT 10

         FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


      This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT is made as of the ____ day of March, 1998, by and among LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the "Borrower"), LIBERTY PROPERTY TRUST, a Maryland trust (the "Company") and BANKBOSTON, N.A., a national banking association ("BankBoston"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC" or "Document Agent"), DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, a German bank ("Dresdner" or a "Co-Agent"), KEYBANK NATIONAL ASSOCIATION, a national banking association ("KeyBank" or a "Co-Agent"), CORESTATES BANK, N.A., a national banking association ("CoreStates"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("First Chicago"), CRESTAR BANK, a Virginia banking corporation ("Crestar"), SUMMIT BANK, a New Jersey banking corporation ("Summit"), COMERICA BANK, a Michigan banking corporation ("Comerica") (BankBoston, PNC, Dresdner, KeyBank, CoreStates, First Chicago, Crestar, Summit, Comerica and the other lending institutions which are listed from time to time on Schedule 1 are collectively hereinafter, the "Banks") and BANKBOSTON, N.A., as agent for itself and such other lending institutions (the "Agent").

      WHEREAS, the parties hereto are parties to a certain Amended and Restated Loan Agreement dated as of June 16, 1997 (the "Restated
Agreement");

      WHEREAS, the parties have agreed to amend the Restated Agreement to provide for the issuance of letters of credit by the Agent for the account of the Borrower.

      NOW, THEREFORE, the Borrower, the Company, the Agent and the Banks hereby agree that effective upon the date hereof the Restated Agreement is further amended as follows:

      1. Definitions: The following terms shall have the meanings set forth below and to the extent that any of the following terms are already defined in the Restated Agreement, such definitions shall be deemed to be amended and restated by the following definitions:
Drawing Date: The date on which a draft under a Letter of Credit is paid by the Agent.

          Letter of Credit. A letter of credit issued by the Agent for the account of the Borrower pursuant to Section 2.9.

          Letter of Credit Request.  See Section 2.9.

          Obligations. All indebtedness, obligations and liabilities of the Borrower or any Guarantor to any of the Banks and the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans, the Letters of Credit or the Notes or other instruments at any time evidencing any thereof, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law of otherwise.

          Outstanding or outstanding. With respect to the Loans the aggregate amount of unpaid principal thereof as of any date of determination, provided, however, that there shall be added to the outstanding principal amount of the Loans the face amount of each Letter of Credit issued under Section 2.9 which has not expired or terminated prior to the date of determination.

          Pro Forma Unsecured Debt Service Charges. For any fiscal quarter of the Borrower, the sum of (a) an amount determined by the Agent based on a twenty-five (25) year mortgage style amortization schedule, calculated on the Pro Forma Unsecured Principal Amount and an interest rate equal to the greater of (i) the weighted average annual interest rate actually applicable to the Unsecured Indebtedness during such fiscal quarter or (ii) the then current ten (10) year U.S. Treasury bill yield plus one and three-quarters percent (1.75%) plus (b) one-quarter of the actual debt service charges due during the current fiscal year pursuant to the Subordinated Debenture Indenture.

          Pro Forma Unsecured Principal Amount. (a) With respect to Compliance Certificates delivered pursuant to Section 7.4(d), the maximum principal amount of Unsecured Indebtedness (excluding the Subordinated Debentures) outstanding at any time during the applicable fiscal quarter; (b) with respect to Compliance Certificates delivered pursuant to Section 2.5(a), Section 2.9(a) or Section 11.1, the principal amount of Unsecured Indebtedness (excluding the Subordinated Debentures) outstanding after giving effect to the requested Loan or after issuance of the requested Letter of Credit; (c) with respect to Compliance Certificates delivered pursuant to Section 7.13, the principal amount of Unsecured Indebtedness (excluding the Subordinated Debentures) outstanding after giving effect to the proposed transaction including any payments on the Loans to be made in connection therewith.

          Unsecured Indebtedness. All Indebtedness of Borrower or of any of the Related Companies which is not secured by a Lien on any Properties including, without limitation, the Loans, the Borrower's reimbursement obligations relating to the Letters of Credit, the Subordinated Indebtedness and any Indebtedness evidenced by any bonds, debentures, notes or other debt securities which may be hereafter issued by Borrower or by the Company. Unsecured Indebtedness shall not include accrued ordinary operating expenses payable on a current basis.

      2.   Letters of Credit.   Section 2 of the Restated Agreement is
hereby amended by adding a new Section 2.9 at the end thereof:

          Section 2.9.   LETTERS OF CREDIT

                         (a)  Up to $30,000,000 of the Commitments may
be used by Borrower for the issuance of Letters of Credit by the Agent for the account of the Borrower subject to the terms and conditions set forth herein. Each Letter of Credit shall be denominated in dollars and shall be a standby letter of credit issued to support the obligations of Borrower in connection with any purposes for which the proceeds of the Loans may be used pursuant to Section7.11. The issuance of a Letter of Credit shall be deemed to be an Investment under Section8.2(g) as of the time of issuance. Each Letter of Credit shall have an initial term of not more than one (1) year, and shall expire no later than five (5) Business Days prior to the Maturity Date. Although the Agent shall be the issuing bank of the Letter of Credit, each Bank hereby accepts for its own account and risk an undivided interest equal to its Commitment Percentage in the Agent's obligations and rights under each Letter of Credit issued hereunder. Each Bank unconditionally and irrevocably agrees with the Agent that, if a draft is paid under any Letter of Credit, such Bank shall promptly pay to the Agent an amount equal to such Bank's Commitment Percentage of the amount of such draft or any
part thereof.   Upon the issuance of each Letter of Credit hereunder,
there shall be reserved from each Bank's Commitment an amount equal to such Bank's Commitment Percentage of the face amount of the Letter of Credit. Such reserved amounts shall remain in place and shall be unavailable for borrowing under Section2.1 until the date that the Letter of Credit expires, is fully drawn or is terminated.

                         (b)  The Borrower shall give to the Agent a
written notice in the form of Exhibit F hereto of each Letter of Credit requested hereunder (a "Letter of Credit Request") no less than five (5) Business Days prior to the proposed issuance date of the requested Letter of Credit. Each Letter of Credit Request shall specify (i) the name and address of the beneficiary of the requested Letter of Credit,
(ii) the face amount of the requested Letter of Credit, (iii) the proposed issuance date and expiration date of the requested Letter of Credit, (iv) the proposed form of the requested Letter of Credit, and
(v) the permitted purpose for which the Letter of Credit will be used, and shall be accompanied by a Compliance Certificate in the form of Exhibit C hereto signed by a Responsible Officer setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 9 hereof after including in the outstanding amount of Loans the face amount of the requested Letter of Credit. The Agent may also require that the Borrower complete its standard letter of credit application in the form of Exhibit G attached hereto, as such standard form may be revised from time to time, and submit the same together with the Letter of Credit Request. Within two (2) Business Days after receipt of a Letter of Credit Request, the Agent shall provide to each of the Banks by facsimile a copy of such Letter of Credit Request and accompanying Compliance Certificate and each Bank shall, within 24 hours thereafter, notify the Agent if it believes that any of the conditions contained in Section11 of this Agreement has not been met or waived such that a Loan in an amount equal to the face amount of the requested Letter of Credit could be made on the proposed issuance date of such Letter of Credit. If such a notice is given the Requisite Banks shall promptly determine whether all of the conditions contained in Section11 of this Agreement have been met or waived. If no such notice is given by any Bank or if following such notice the Requisite Banks determine that the conditions contained in Section11 have been met or waived, and if the Agent determines, in its discretion, that it is willing to issue the requested Letter of Credit, and that it is satisfied with the proposed form thereof, the Letter of Credit shall be issued by the Agent and each of the Banks shall then be obligated to the Agent with respect to its Commitment Percentage of the Letter of Credit as provided above in Section 2.9(a).

                         (c)  On or before the issuance date of any
requested Letters of Credit, the Borrower shall pay to the Agent for its own account an issuance fee equal to one-eighth percent (.125%) of the face amount of the Letter of Credit. On or before the date of any renewal or extension of a Letter of Credit, the Borrower shall pay to the Agent for its own account a renewal fee equal to five-hundredths percent (.05%) of the face amount of the Letter of Credit. The Borrower shall pay to the Agent for the account of the Banks a Letter of Credit fee equal to the then prevailing Applicable Margin per annum of the face amount of the Letter of Credit, which Letter of Credit fee shall be due and payable on the issuance date of the Letter of Credit and on the date of each renewal or extension thereof, and shall be prorated for any partial year based on a 360-day year and paid for the actual number of days between the issuance date and the expiration date of such Letter of Credit. Promptly after its receipt thereof the Agent shall distribute such Letter of Credit fee to the Banks pro-rata in accordance with their respective Commitment Percentages. Such fees shall be nonrefundable and shall not be further prorated in the event that the Letter of Credit terminates prior to its scheduled expiration date. The Borrower also agrees to reimburse the Agent for all reasonable fees, costs, expenses and disbursements of the Agent in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

                         (d)  Promptly after each Drawing Date the Agent
shall notify the Banks and the Borrower of the amount of the draft paid by the Agent on such Drawing Date. The payment of a draft under a Letter of Credit shall constitute an advance of a Loan which shall bear interest as a Base Rate Loan from the Drawing Date. On the Drawing Date each Bank shall pay to the Agent its Commitment Percentage of the amount of the draft under the Letter of Credit so paid. If the Agent receives such payment from any Bank on a date after the Drawing Date, such Bank shall pay to the Agent on demand an amount computed in the same manner as the amount due to the Agent from a Bank which has made available funds for loans after the Drawdown Date thereof pursuant to Section 2.7(b). Each Bank's obligation to pay its Commitment Percentage of each draft under a Letter of Credit shall not be subject to the satisfaction
of the conditions set forth in Section11.   Within three (3) Business
Days after each Drawing Date, the Borrower shall deliver to the Agent a written explanation of the facts and circumstances relating to such drawing and a Compliance Certificate and any other information requested by the Agent for the purpose of allowing the Banks to determine whether the drawing or related events have resulted in a Default or Event of Default. The Agent shall promptly provide copies of such explanation and information to the Banks.

                         (e)  The Borrower's obligations under this
Section 2.9 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower also agrees that the Agent shall not be responsible for, and the Borrower's reimbursement obligations hereunder shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Agent shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors, omissions, interruptions or delays caused by the Agent's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by the Agent under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs and Practices for Documentary Credits as the same may be amended from time to time, shall be binding on the Borrower and shall not result in any liability of the Agent to the Borrower.

                         (f)  In the event that any Letters of Credit
are in effect at the time of an acceleration of the maturity of the Loans pursuant to Section 12.1, the amounts which shall thereupon become immediately due and payable by the Borrower shall include a sum equal to the aggregate face amount of such then effective Letters of Credit.
Such sum shall be deposited in a cash collateral account to be opened by the Agent. Amounts held in such cash collateral account shall be applied by the Agent on each Drawing Date thereafter to pay any drafts presented pursuant to the Letters of Credit. After all Letters of Credit have been fully drawn upon, expired or otherwise terminated, any balance remaining in such cash collateral account shall be applied in the same manner as enforcement proceeds under Section12.4.

      3.   Amendment to Section 8.1.  Section 8.1 of the Restated
Agreement is hereby amended and restated in its entirety as follows:

                         Section 8.1  Restrictions on Recourse
Indebtedness. Except with the prior written consent of the Requisite Banks, the Borrower will not, and the Borrower will not permit any Guarantor, any of the Related Companies or any Permitted Joint Venture to create, incur, assume, guarantee or become or remain liable, contingently or otherwise, or agree not to do any of same with respect to any Recourse Indebtedness other than:

                         (a)  Indebtedness to the Banks arising under
any of the Loan Documents;

                         (b)  current liabilities of the Borrower
incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                         (c)  Indebtedness in respect of taxes,
assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section7.8;

                         (d)  Indebtedness in respect of judgments or
awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                         (e)  endorsements for collection, deposit or
negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                         (f) Indebtedness presently outstanding under
the Subordinated Debenture Indenture consisting of the Subordinated Debentures in the aggregate amount of approximately $150,244,000 as of March 31, 1997;

                         (g)  Indebtedness under unsecured term notes
which may be hereafter issued by Borrower provided that the weighted average maturity date of all such term notes outstanding at any time shall not be earlier than four (4) years after the Facility Closing Date. If more than one issue or series of such unsecured term notes is outstanding at any time, the foregoing weighted average maturity date shall be computed on an aggregate basis including all issues or series of such notes;

                         (h)  Recourse Indebtedness other than that
described in other paragraphs of this Section 8.1 up to a maximum principal amount outstanding at any time equal to four percent (4%) of Total Assets at such time.

      4. Amendment to Section 12.4. Section 12.4 of the Restated Agreement is hereby amended by amending and restating paragraph (c) thereof as follows:

                         (c)  Third, upon payment and satisfaction in
full or other provisions for payment in full satisfactory to the Requisite Banks and the Agent of all of the Obligations, and the deposit in any cash collateral account established pursuant to Section2.9(f) of the amount required thereby, to the payment of any obligations required to be paid pursuant to Section9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

      5. Replacement Exhibit C. Exhibit C attached to the Restated Agreement is hereby replaced with Exhibit C attached hereto.

      6. Replacement Schedule 1.2. The Borrower did not exercise its Commitment Reduction Option. Therefore, Schedule 1.2 and the Banks' signature pages have been revised to remove the distinction between Core Commitments and Additional Commitments. Schedule 1.2 to the Restated Agreement is hereby replaced with Schedule 1.2 attached hereto.

      7.  Replacement Schedule 1.3.  Schedule 1.3 to the Restated
Agreement is hereby replaced with Schedule 1.3 attached hereto.

      8. Representations and Warranties. The Borrower and the Company represent and warrant that each of the representations and warranties contained in Section6 is true, correct and complete in all material respects as of the date hereof to the same extent as though made on such date and that no Default or Event of Default has occurred and is continuing on the date hereof.

      9. Miscellaneous. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Restated Agreement including, without limitation, all definitions set forth in Section 1.1, the rules of interpretation set forth in Section 1.2, the provisions relating to governing law set forth in Section 20, the provisions relating to counterparts in Section
22 and the provision relating to severability in Section 26.   Except as
amended hereby all of the terms and conditions set forth in the Restated Agreement shall remain in full force and effect and are hereby ratified and confirmed.



      IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment as a sealed instrument as of the date first set forth above.

WITNESS:                       LIBERTY PROPERTY TRUST


--------------------------     By:
                                   -------------------------------------
                                   George J. Alburger, Jr.
                                   Its Chief Financial Officer

                                   LIBERTY PROPERTY LIMITED PARTNERSHIP
                                   By: LIBERTY PROPERTY TRUST,
                                       its general partner


                                   By:
                                      ---------------------------------
                                      George J. Alburger, Jr.
                                      Its Chief Financial Officer


                                   BANKBOSTON, N.A.
                                   as Agent

                                   ------------------------------------
                                   By:
                                      ----------------------------------
                                      Lori Y. Litow
                                      Its Vice President


                                   BANKBOSTON, N.A.


                                   -------------------------------------
                                   By:
                                      ----------------------------------
                                      Lori Y. Litow
                                      Its Vice President


Commitment:             $60,000,000

Commitment Percentage:  18.46153%

Notice Address: BankBoston, N.A.
                100 Federal Street
                Boston, MA  02110
                Attn: Real Estate Department

With a copy to:

BankBoston, N.A.
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, GA 30346
Attn: Lori Y. Litow, Vice President

Fax:     (770)390-8434 or 391-9811




Witness                            PNC BANK, NATIONAL ASSOCIATION


                                   By:
-----------------------------         ---------------------------------



Commitment:               $50,000,000

Commitment Percentage:    15.38462%


Notice Address:PNC Bank
1600 Market Street
30th Floor
Philadelphia, PA 19103
Attn: Robert Leach

Fax:(215)585-5806



Witness                            DRESDNER BANK AG,
                                   NEW YORK AND GRAND CAYMAN BRANCHES


                                   By:
------------------------------        ---------------------------------

                                   By:
------------------------------         --------------------------------





Commitment:              $45,000,000

Commitment Percentage:   13.84615%




Notice Address:Dresdner Bank AG
75 Wall Street
New York, New York 10005
Attn: Johannes Boeckmann

Fax:(212)429-2781




Witness                            KEYBANK, NATIONAL ASSOCIATION


                                   By:
--------------------------------       --------------------------------





Commitment:              $40,000,000

Commitment Percentage:   12.30769%




Notice Address:

KeyBank, National Association
127 Public Square
6th Floor
OH-01-270-0603
Cleveland, OH 44114-1306
Attn: Michael Mitro

Fax:(216)689-3566



Witness                            CORESTATES BANK, N.A.



                                   By:
-------------------------------       ---------------------------------





Commitment:              $35,000,000

Commitment Percentage:   10.76923%




Notice Address:

CoreStates Bank, N.A.
FC 1-8-10-67
1339 Chestnut Street
Philadelphia, PA 19107-7618
Attn: Glenn W. Gallagher

Fax:(215)786-6381




Witness                            THE FIRST NATIONAL BANK OF CHICAGO



                                   By:
--------------------------------      ----------------------------------





Commitment:              $30,000,000

Commitment Percentage:   9.23077%




Notice Address:

The First National Bank of Chicago
One First National Plaza
Suite 0151, 14th Floor
Chicago, IL 60670
Attn: Lynn Braun

Fax:(312) 732-1117







Witness                               CRESTAR BANK



                                      By:
--------------------------------          ------------------------------






Commitment:               $25,000,000

Commitment Percentage:    7.69231%




Notice Address:

Crestar Bank
8245 Boone Blvd.
Suite 820
Vienna, VA  22182
Fax:(703)902-9190
Attn:  Greg T. Horstman




Witness                            SUMMIT BANK



                                   By:
-------------------------------        --------------------------------






Commitment:             $20,000,000

Commitment Percentage:  6.15385%




Notice Address:

Summit Bank
1800 Chapel Avenue West
Cherry Hill, NJ 08002
Attn: Amy L. Brown
Fax:(609)486-3717




Witness                            COMERICA BANK




                                   By:
-------------------------------       ---------------------------------






Commitment:             $20,000,000

Commitment Percentage:  6.15385%



Notice Address:

Comerica Bank
500 Woodward Avenue
MC:3256
Detroit, MI 48226
Attn: Scott Helmer

Fax:(313)222-9295









Exhibit C

Liberty Property Limited Partnership
65 Valley Stream Parkway
Malvern, PA 19355

Compliance Certificate under
Amended and Restated Loan Agreement dated as of June 16, 1997

The undersigned, a Responsible Officer of Liberty Property Trust, general partner of Liberty Property Limited Partnership (the
"Borrower"), hereby certifies on behalf of the Borrower as of the date hereof the following:

1. No Defaults. I have read a copy of the Amended and Restated Loan Agreement dated as of June 16, 1997 (the "Loan Agreement") among the Borrower, Liberty Property Trust, BankBoston, N.A., the other lending institutions party thereto, and BankBoston, N.A., as Agent. Terms used herein and not otherwise defined herein shall have the meanings set forth in Section1.1 of the Loan Agreement. No Default is continuing in the performance or observance of any of the covenants, terms or provisions of the Loan Agreement or any of the other Loan Documents. Without limiting the foregoing, the Borrower has not taken any actions which are prohibited by the negative covenants set forth in Section8 of the Loan Agreement. Attached hereto as Appendix I are all relevant calculations needed to determine whether the Borrower is in compliance with Section9.1 through Section9.10, inclusive, Section8.1(h), Section8.2(e)(iv) and Section8.2(g) of the Loan Agreement as of the end of the most recently completed fiscal quarter (except that in the case of Compliance Certificates delivered pursuant to Section2.5(a), Section2.9(a), Section11.1 or Section7.13, the calculations determining compliance with Section9.1, Section9.2 and Section9.3 are based on amounts of Unsecured Indebtedness, Pro Forma Principal Amount and Total Liabilities which have been computed on a pro forma basis after giving effect to the proposed transaction and, at the option of Borrower, Value of All Unencumbered Properties, Unencumbered Net Operating Income and Total Assets may similarly be computed on a proforma basis) and is in compliance with Section8.7 of the Loan Agreement for the most recently completed fiscal year and over the three most recently completed fiscal quarters.

2. No Material Changes, Etc. Except as disclosed on Appendix II hereto, since the [date of most recent financial statements furnished to the Agent and the Banks], there have occurred no materially adverse changes in the financial condition or business of the Borrower as shown on or reflected in the balance sheet of the Borrower as at such date other than (a) changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Borrower and (b) changes resulting from the making of the Loans and the transactions contemplated by the Loan Agreement.

3. No Materially Adverse Contracts, Etc. Neither the Borrower nor the Company is subject to any charter, corporate, trust, partnership or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected, in the reasonable judgment of the Company's officers, in the future to have a Materially Adverse Effect. Neither the Borrower nor the Company is a party to any contract or agreement that has or is expected, in the reasonable judgment of the Company's officers, to have a Materially Adverse Effect.

4. [Include for Compliance Certificates delivered pursuant to Section7.4(d) and Section7.13]. Attached hereto as Appendix III is a list of the Unencumbered Properties as of ____________. The Borrower certifies that each of the Real Estate Assets listed on Appendix III satisfied on said date each of the conditions set forth in the definition of Unencumbered Property, except to the extent that waivers may have been granted pursuant to Section5.2. Appendix III lists for each Unencumbered Property its street address, name of the owner, type (office or industrial), number of square feet and number of leased square feet.

Liberty Property Limited Partnership
By: Liberty Property Trust,
Its general partner


By:
    ---------------------------------------

    ---------------------------------------
    Its:
         ---------------------------------------


Date:




Appendix I

FINANCIAL COVENANT CALCULATIONS

Note: Unless otherwise indicated all calculations are as of or for the fiscal quarter ending on such date (the "Fiscal Quarter").

1.    Value of All Unencumbered Properties [Section9.1]

      (a)  Unencumbered Net Operating Income $
           Annualize                      *  $
           Reserve
           SF Unencumbered Properties
           Reserve Amount for Unencumbered   $

           Subtotal $

           Cap Rate                       9.50%

           Value of All Unencumbered Properties  $

      (b)  Unsecured Indebtedness$

           CALCULATIONS:(a)/(b) = ____% which is not less than 175%

2.    Minimum Debt Service Coverage [Section9.2]

      (a)  Unencumbered Net Operating Income:$

      (b) Pro Forma Unsecured Debt Service Charges based on the Pro Forma Unsecured Principal Amount of $_______________ amortized over 25 years at _______% per annum, being the greater of _______% which is the average actual interest rate on the Unsecured Indebtedness or 1.75% above the current ten year U.S. Treasury bill yield: $____________

      (c) One quarter of annual Interest Expense during current fiscal year on Subordinated Debentures:$

      (d)  Pro Forma Unsecured Debt Service Charges (b)+(c)$

           CALCULATIONS:(a)/(d) = _________ which is not less than 1.5

3.    Total Liabilities to Total Assets [Section9.3]

      (a)  Total Liabilities:
           Quarter End $
           Minus: Draws under lines or other long term borrowings repaid during Partial Quarter $
           Plus: Draws under lines or other long term borrowings drawn during Partial Quarter $
           Total Liabilities$

      (b)  Total Assets:
           Quarter end $
           Plus:  Net Change in Assets during Partial Quarter $
Total Assets $

           CALCULATIONS:(a)/(b)  = ____________ which is less than 60%

4.    Total Liabilities minus Subordinated Indebtedness to Total Assets
[Section9.4]

      (a)  Total Liabilities (same as line 3(a))$

      (b)  Subordinated Indebtedness $

      (c)  Total Liabilities minus Subordinated indebtedness $

      (d)  Total Assets (same as line 3(b))$

           CALCULATIONS:(c)/(d) = ___________ which is less than 55%

5.    Maximum Secured Debt [Section9.5]

      (a)  Secured Indebtedness $

      (b)  Total Assets (same as line 3(b)) $

           CALCULATIONS:(a)/(b) = ___________ which is less than 30%

6.     Minimum Tangible Net Worth [Section9.6]

      (a)  Total Assets (same as line 3(b))$

      (b)  Total Liabilities (same as line 3(a))$

      (c)  Intangibles $

      (d)  Tangible Net Worth [(a)-(b)-(c)] $

      (e)  Net Offering Proceeds $

      (f)  $450,000,000 plus .75 times (e) $

           COVENANT: Line (d) should exceed line (f)

7.    Total Operating Cash Flow to Interest Expense [Section9.7]

      (a) Funds From Operations (after deducting rent $ leveling adjustments)

      (b)  Interest expense accrued in accordance with GAAP $

      (c)  Capitalized interest $

      (d)  Amortization of loan acquisition costs $

      (e)  Interest Expense [(b)+(c)+(d)] $

      (f)  Gross leasable area of all Real Estate Assets

      (g) Reserve Amount for all Real Estate Assets for $ fiscal quarter ((f) times $0.10 divided by 4)

      (h)  Total Operating Cash Flow [(a) + (e) -(g)] $

           CALCULATIONS: (h)/(e) = _____ which is not less than 1.85



8.    Total Operating Cash Flow to Senior Interest Expense [Section9.8]

      (a)  Total Operation Cash Flow (same as line 7(h)) $

      (b)  Interest Expense (same as line 7(e)) $

      (c)  Interest Expense on Subordinated Indebtedness $

      (d)  Senior Interest Expense [(b) -(c)] $

           CALCULATIONS: (a)/(d) = ______ which is not less than 2.2

9.    EBITDA to Fixed Charges [Section9.9]

      (a)  EBITDA $

      (b)  Interest Expense (same as line 7(e)) $

      (c) Principal installments and current maturities $ not refinanced

      (d)  Preferred dividends and distributions $

      (e)  Fixed Charges (sum of lines (b), (c) and (d))

           CALCULATIONS: (a)/(e) = ____________which is not less than 1.75

10.   Aggregate Occupancy Rate [Section9.10]

      (a) Gross leasable area of all Unencumbered Properties occupied by tenants under Leases not in material default

      (b)  Total gross leasable area of all Unencumbered Properties

           CALCULATIONS:(a)/(b) = ___________ which is not less than 85%

11.   Recourse Indebtedness [Section8.1(g) and (h)]

      Attached hereto as Appendix IV is a description of all Recourse Indebtedness outstanding as of the date hereof.

      (a)  Weighted average maturity date of unsecured term notes

      (b)  Amount of Recourse Indebtedness described in Section 8.1(h)$

      (c)  4% of Total Assets $

           COVENANTS:
           Line (a) should be later than May 20, 2001
           Line (b) should be less than line (c)

12.   Investments in Undeveloped Land [Section8.2(e)(iv)]

      (a)  Investments in undeveloped land $

      (b)  Total Assets (same as line 3(b))$

           CALCULATIONS: (a)/(b) = _____% which is less than 8%



13.   Investments in Permitted Developments [Section8.2(g)]

      Attached hereto as Appendix V is a description of all Permitted Developments in process as of

      (a)  Investments in Permitted Developments $

      (b)  Investment in Permitted Build-to-Suit Developments $

      (c)  (a) -(b) = $

      (d)  Total Assets (same as line 3(b)) $

      (e)  25% of Total Assets $

      (f)  15% of Total Assets $

           COVENANTS:
           Line (a) should not exceed line (e) and
           Line (c) should not exceed line (f)

14.   Distributions [Section8.6]

      (a) Total Distributions during most recently ended $ fiscal year

      (b)  Funds From Operations for said fiscal year $

      (c) Total Distributions during most recently ended $ fiscal quarter

      (d) Funds from Operations for fiscal quarter referenced $ in (c)

      (e) Total Distributions during the fiscal quarter preceding $ the fiscal quarter referenced in (c)

      (f) Funds from Operations during fiscal quarter referenced $ in (e)

      (g) Total Distributions during the fiscal quarter preceding $ the fiscal quarter referenced in (e)

      (h) Funds from Operations during fiscal quarter referenced $ in (g)

           CALCULATIONS:(a)/(b) = _____% which is less than 90%
           (c)/(d) = _____%
           (e)/(f) = _____%
           (g)/(h) = _____%

           At least one of the three percentages immediately above is less than 100%





APPENDIX II


MATERIAL CHANGES












APPENDIX III


UNENCUMBERED PROPERTIES AS OF

Leased    Address    City, State      Owner    Type    # of SF     SF

--------- ---------- ---------------  -----    ------- ---------  ------

--------- ---------- ---------------  -----    ------- ---------  ------




APPENDIX IV

RECOURSE INDEBTEDNESS AS OF


A.  Outstanding principal of Subordinated Debentures $

B.  Unsecured Term Notes

    Principal Amount        Interest Rate         Maturity Date

    ---------------------   --------------------  -----------------

    ---------------------   --------------------  -----------------


Weighted Average Maturity Date:

C.  Recourse Indebtedness Described in Section8.1(h)

    Lender         Security        Maturity Date      Principal Amount

    -------------  --------------  -----------------  ------------------

    -------------  --------------  -----------------  ------------------

                                               Total:
                                                      ------------------



APPENDIX V


PERMITTED DEVELOPMENTS


Scheduled Development  Total Project Cost   % Leased   Completion Date

---------------------  ------------------   ---------- ----------------

---------------------  ------------------   ---------- ----------------





Exhibit F



LETTER OF CREDIT REQUEST


Liberty Property Limited Partnership
65 Valley Stream Parkway
Malvern, PA 19355


[Date]


BankBoston, N.A., as Agent
100 Federal Street
Boston, MA 02110

Ladies and Gentlemen:

Re:  Letter of Credit Request under Amended and Restated Loan
     Agreement dated as of June 16, 1997

Pursuant to Section2.9 of the Amended and Restated Loan Agreement dated as of June 16, 1997, among you, Liberty Property Trust, certain other Banks and us (the "Loan Agreement"), we hereby request that you issue a Letter of Credit as follows:

    (i)  Name and address of beneficiary:


   (ii)  Face amount: $

  (iii)  Proposed Issuance Date:

         Proposed Expiration Date:

   (iv) Other terms and conditions as set forth in the proposed form of Letter of Credit attached hereto.

    (v)  Purpose of Letter of Credit:

This Letter of Credit Request is submitted pursuant to, and shall be governed by, and subject to satisfaction of, the terms, conditions and provisions set forth in Section2.9 of the Loan Agreement.

The undersigned hereby further certifies to you that it is in compliance with the covenants specified in Section9.1 through Section9.10 of the Loan Agreement, and will remain in compliance with such covenants after the outstanding balance of the Loans is adjusted to include the face amount of the requested Letter of Credit, as evidenced by a Compliance Certificate in the form of Exhibit C to the Loan Agreement of even date herewith delivered to you simultaneously with this Letter of Credit Request.

We also understand that if you grant this request this request obligates us to accept the requested Letter of Credit and pay the issuance fee and Letter of Credit fee as required by Section2.9(c). All terms defined in the Loan Agreement and used herein without definition shall have the meanings set forth in Section1.1 of the Loan Agreement.

The undersigned hereby certifies to you, in accordance with the provisions of Section11.1 of the Loan Agreement, that the representations and warranties contained in the Loan Agreement and in each document and instrument delivered pursuant to or in connection therewith were true as of the date as of which they were made, are also true at and as of the date hereof, and will also be true at and as of the proposed issuance date of the Letter of Credit requested hereby, in each case except as otherwise permitted pursuant to the provisions of Section11.1 of the Loan Agreement, and no Default or Event of Default has occurred and is continuing.

Very truly yours,

Liberty Property Limited Partnership
By:   Liberty Property Trust,
      Its general partner


By:
      ---------------------------------------
      ---------------------------------------
      Its:
           ---------------------------------------












SCHEDULE 1.2 (revised)

Commitments


Bank              Commitment                Commitment Percentage
----------------  ------------------        ---------------------
BankBoston        $ 60,000,000                      18.46153%
PNC               $ 50,000,000                      15.38462%
Dresdner          $ 45,000,000                      13.84615%
KeyBank           $ 40,000,000                      12.30769%
CoreStates        $ 35,000,000                      10.76923%
First Chicago     $ 30,000,000                       9.23077%
Crestar           $ 25,000,000                       7.69231%
Summit            $ 20,000,000                       6.15385%
Comerica          $ 20,000,000                       6.15385%
                  ------------                      --------
Totals            $325,000,000                           100%
                  ============                      ========